Prof. Thomas Zeller Department of Angiology University Heart Center Freiburg-Bad Krozingen Bad Krozingen, Germany On behalf of Dr. Andrew Holden, Prof. Yann Gouëffic and the ILLUMENATE Global Investigators ILLUMENATE Global Study Stellarex DCB

Disclosures Speaker Name: Prof. Thomas Zeller I have the following potential conflicts of interest to report: Consulting: Medtronic, Bard, Biotronik, Trireme, Spectranetics, Boston Scientific Employment in industry Stockholder of a healthcare company Owner of a healthcare company Other(s) I do not have any potential conflict of interest x

ILLUMENATE Global Study Overview  Prospective, multi-center, single-arm, study  Patients will be followed for up to 5 years Same rigorous data collection process as randomized trials, independent adjudication by: • Angiographic Core Laboratory1 • Duplex Ultrasound Core Laboratory2 • Clinical Events Committee • Data Safety Monitoring Board Monitoring with 100% source data verification 1.Beth Israel Deaconess Medical Center, Boston, MA 2.VasCore, Boston, MA

ILLUMENATE Global Study Overview  Study Objective: Assess safety and performance of the Stellarex DCB in the SFA and/or popliteal arteries  Primary Safety Endpoint: Freedom from device- and procedure-related death through 30 days and freedom from target limb major amputation and CD-TLR through 12 months  Primary Effectiveness Endpoint: Primary patency at 12 months (defined as PSVR ≤ 2.5 and no CD- TLR)

Study Device: Stellarex DCB

Spectranetics Proprietary
open-folded coating technology



- Low dose (2 µg/mm²) paclitaxel
- Hybrid-crystalline formulation

Arterial Pharmaco-Kinetics [1]



100
10
1
0.1
ng PTX/ mg of tissue
Stellarex (2 µgr/mm²)
DCB Comp. A (3.5 µgr/mm²)
DCB Comp. B (2.0 µgr/mm²)
0
5
10
15
20
25
30
Days after treatment

- Effective drug tissue transfer and residency (≥ 28 days)

1. Superimposed PK curves from different datasets: R.Melder, EuroPCR 2012;   Yazdani et.al. Catheterization and Cardivascular Interventions 83:132-140 (2014);   data on file at Spectranetics

PTX particulate loss after transit [2]



1.800
1.600
1.400
1.200
1.000
800
600
400
200
0
Stellarex (2 µgr/mm2)
DCB Comp. B (2.0 µgr/mm2)
DCB Comp. A (3.5 µgr/mm2)

- Limited drug loss

2. Number of particulates ≥10µm/mm of DCB length lost during transit. Data on file at Spectranetics

5

Key Patient Eligibility Criteria Inclusion Criteria • Rutherford class 2, 3 or 4 • SFA and/or popliteal (down to trifurcation) • Has at least one patent run-off below-the-knee • 1 or 2 target lesion(s) with cumulative length ≤ 20 cm • Target vessel reference diameter 4-6 mm Exclusion Criteria • Acute or sub-acute thrombus in target vessel • Significant inflow disease not successfully treated • In-stent restenosis • Severe calcification that precludes adequate PTA treatment • Use of adjunctive therapies (i.e. debulking or plaque incision)

Baseline Patient Characteristics N (patients) 371 Age 68.2 ± 9.3 (371) Male 73.0% (271/371) Diabetes 33.7% (125/371) Body Mass Index 27.0 ± 4.2 (368) Hypertension 79.5% (295/371) Hyperlipidemia 74.7% (277/371) Previous or Current smoker 81.9% (304/371) Previous coronary revasc. 33.4% (124/371) Renal insufficiency 7.0% (26/371) Previous intervention of lower limb 42.3% (157/371) ABI 0.70 ± 0.20 (347) RCC 1 0.3% RCC 2 33.4% RCC 3 57.7% RCC 4 6.2% RCC 5 2.4% Baseline Rutherford Classes

Baseline Angiographic Characteristics Per Core Lab assessment N (lesions) 417 De novo1 94.0% (392/417) Lesion Length (cm) 7.5 ± 5.3 (413) Total occlusions 31.3% (129/412) Calcification None/Mild 43.0% (173/402) Moderate 16.2% (65/402) Severe calcification 40.8% (164/402) Minimum lumen diameter (mm) 0.96 ± 0.87 (412) Reference vessel diameter (mm) 4.87 ± 0.84 (412) Baseline diameter stenosis (%) 80.3 ± 17.4 (412) Eccentric Lesion 60.4% (249/412) 1. Site reported Prox SFA 11% Mid SFA 42% Distal SFA 33% Prox Pop 9% Mid Pop 4% Distal Pop 1% Lesion Location

Procedural Characteristics Pre-dilatation1 98.1% (409/417) Post-dilatation1 28.3% (118/417) Provisional stent1 17.3% (72/417) Stent Due to Dissection1 8.65% (36/417) Post-DCB Dissections Grade D Flow-limiting (Grade E or F) 19.7% (81/416) 0.2% (1/416) Post-DCB MLD (mm) 3.43 ± 0.80 (407) Post-procedure Diameter Stenosis (%) 24.7 ± 11.8 (409) Lesion Success2 97.6% (399/409) 1. Site-reported data 2. Lesion success- Final residual %DS ≤ 50% (per angiographic core lab), after using the DCB Summary statistics are based on non-missing data

Key Safety Endpoints  Freedom from Primary Safety Event: 94.8%*  All-cause mortality through 12 Months*: 0.6% (2/355)  Cause of both deaths was cancer  CD-TLR rate through 12 months*: 6.2% (22/354) Primary Safety Events Device- or procedure-related death 0 Major target limb amputation 1** Clinically-driven TLR 19 * Per KM estimate at day 365 ** Major target limb amputation in subject who was RCC 5 at baseline, following a CD-TLR *Through day 395, The denominator includes subjects with an event or those without an event having follow-up on or past the opening of the follow-up window.

Freedom From CD-TLR* by Clinical Events Committee Adjudication * Defined as revascularization associated with PSVR ≥ 2.5 or >50% stenosis via angiogram and worsening of RCC by more than 1 or ABI decrease of >0.15 from the maximum early post-procedure level, that is clearly referable to the target lesion 94.8% @ day 365 Day 0 30 180 360 365 395 At Risk 371 367 357 240 204 72 Event 0 3 7 19 19 22 Survival (%) 100 99.2 98.1 94.8 98.4 91.2 360

Primary Patency by Duplex Core Lab Evaluation Primary Patency defined as freedom from Duplex derived restenosis (PSVR ≤ 2.5) and clinically-driven TLR 81.4% @ day 365 Day 0 30 180 360 365 395 At Risk 417 411 398 260 217 70 Event 0 5 14 51 65 84 Survival (%) 100 98.8 96.6 86.6 81.4 69.1 360

12-Month Patency Rates

Data in Context with Core Lab* Adjudicated Trials



■ Severe Ca++
similar lesion characteristics
81.4%
40.8%
82.3%
43.9%
89.0%
12.7%
87.5%
8.1%
73.5%
10.4%
ILLUMENATE Global
N=371
Stellarex
□‡
ILLUMENATE Pivotal
N=200
Stellarex
[1]□‡
ILLUMENATE EU RCT
N=222
Stellarex
[2]□‡
IN.PACT SFA
N=220
IN.PACT Admiral
[3]•†
LEVANT 2
N=316
Lutonix
[4]•‡

Core lab adjudicated (VasCore, Boston, MA) Duplex-derived Primary Patency based on PSVR ≤2.4 (•) or ≤2.5 (□), KM survival estimates at 360 (†) or 365 (‡) days.

1. Lyden S. Oral presentation, TCT 2016, Washington DC. Nov 2, 2016.
2. Brodmann M. Oral presentation. AMP Symposium, Chicago, IL, Aug 10, 2016
3. Laird JR et al. J Am Coll Cardiol 2015;66:2329-38, P.Krishnan Oral Presentation. VIVA 2016
4. Rosenfield K, Jaff MR, White CJ, et al. The New England Journal of Medicine. 2015;373(2):145-153.

1. Lyden S. Oral presentation, TCT 2016, Washington DC. Nov 2, 2016. 2. Brodmann M. Oral presentation. AMP Symposium, Chicago, IL, Aug 10, 2016 3. French National Commission of Medical Device Evaluation on IN.PACT SFA (May, 3rd 2016) - http://www.has-sante.fr/portail/jcms/c_2635037/fr/in-pact-admiral 4. K.Rosenfield et al. Trial of a Paclitaxel-Coated Balloon for Femoropopliteal Artery Disease. N Engl J Med 2015 1 3 12-Month CD-TLR and Ca++ Data in Context with Core Lab Adjudicated Trials similar lesion characteristics CD-TLR rates are reported as proportions through the full 12 month follow-up period [1] [2] [3] [4]

0% 0.3% 34.8% 56.3% 6.5% 2.1% 61.1% 19.2% 12.1% 6.8% 0% 0.9% RCC 0 RCC 1 RCC 2 RCC 3 RCC 4 RCC 5 Baseline 12 Months Key Secondary Outcomes Rutherford Classification* *analysis includes patients with RCC data at baseline and 12 months (n=339) P<0.001  90.3% of subjects had an improvement in Rutherford class at 12 months compared to baseline 32.1 60.7 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 Baseline 12 Months Composite WIQ Score Baseline 12 Months  83.6% of subjects had an improvement in their WIQ score at 12 months compared to baseline P<0.001 *analysis includes patients with WIQ data at baseline and 12 months (n=317)

ILLUMENATE Global Conclusions • ILLUMENATE Global demonstrated a 12-month Primary patency of 81.4% and CD-TLR rate of 6.2% • Data support and reinforce previous findings from ILLUMENATE Pivotal trial in a similarly high (>40%) severe calcium patient cohort • Builds on the robust ILLUMENATE program with 4 trials, >1000 patients • Confirms low dose next-gen DCB can outperform within a wide range of patient complexities